UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| |   Preliminary Proxy Statement
| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
| |   Definitive Proxy Statement
| |   Definitive Additional Materials
|X|   Soliciting Material Pursuant to Rule 14a-12

                               Unocal Corporation
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               (Name of Registrant as Specified In Its Charter)

                                       N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
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      2) Aggregate number of securities to which transaction applies:
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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      4) Proposed maximum aggregate value of transaction:
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      5) Total fee paid:
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| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
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      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:
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The following is an email communication distributed to Unocal employees on
May 26, 2005.


Internal Bulletin
To:  Unocal Employees
From:  John Wilkirson
May 26, 2005


A report on the SEC regulatory process for Chevron/Unocal merger

As we've previously reported to employees, one of the major milestones to completing the Chevron merger involves filings with the Securities and Exchange Commission (SEC). Chevron must file a registration statement to issue the shares of its common stock that are part of the merger consideration. The registration statement contains a proxy statement for the special meeting of Unocal stockholders to vote on the merger.

Earlier today, Chevron filed its preliminary registration statement on SEC Form S-4. It contains required information about the proposed merger and the merger agreement and other information for Unocal stockholders in connection with their voting decision and exchange of Unocal stock in the merger. To view this document, click here: Chevron S-4 Filing.

As a result of SEC review, Chevron's registration statement may be amended one or more times and these amendments would also be filed with the SEC. It is difficult to predict at this stage how long the SEC review process may take. After SEC review is completed, the final document will contain Chevron's prospectus and Unocal's proxy statement. The final Chevron prospectus/Unocal proxy statement would be printed and mailed to Unocal stockholders in advance of the special stockholders meeting to vote on the merger. (The transaction does not require the approval of Chevron stockholders.)

Assuming the satisfactory resolution of regulatory processes with the SEC and the Federal Trade Commission, the approval of the merger by our stockholders and the satisfaction of other customary closing conditions, we continue to anticipate that the transaction will be completed at some point before the end of this year.


ADDITIONAL INFORMATION FOR INVESTORS

Chevron has filed a preliminary Form S-4, Unocal will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FINAL FORM S-4 AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Chevron free of charge by contacting the Chevron Comptroller's Department, 6001 Bollinger Canyon Road - A3201, San Ramon, CA 94583-2324. You may obtain documents filed with the SEC by Unocal free of charge by contacting Unocal Stockholder Services at (800) 252-2233, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245.

Chevron, Unocal, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Unocal's stockholders in connection with the merger. Information about the directors and executive officers of Chevron and their ownership of Chevron stock is set forth in the proxy statement for Chevron's 2005 Annual Meeting of Stockholders. Information about the directors and executive officers of Unocal and their ownership of Unocal stock is set forth in the proxy statement for Unocal's 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the final Form S-4 and proxy statement for the merger when they become available.

Investors should read the final Form S-4 and proxy statement carefully when they become available before making any voting or investment decisions.

NEWSLINE, produced for employees by PR & Communications, is archived at http://my.unocal.com.


FORWARD-LOOKING STATEMENTS

The foregoing communication contains forward-looking statements about the pending merger transaction between Chevron and Unocal, including statements regarding the status of required regulatory approvals and expectations as to the timing to complete the merger. Although these statements are based upon current expectations and beliefs, they are subject to known and unknown risks and uncertainties that could cause actual results and outcomes to differ materially from those described in, or implied by, the forward-looking statements, including the approval of the merger transaction by Unocal stockholders, receipt of required regulatory approvals and clearances from the Federal Trade Commission, the Securities and Exchange Commission and other regulatory bodies, the satisfaction of other closing conditions contained in the merger agreement, and other factors discussed in Unocal's 2004 Annual Report on Form 10-K and subsequent reports filed or furnished by Unocal with the SEC.

Unocal undertakes no obligation to update the forward-looking statements herein to reflect future events or circumstances. All such statements are expressly qualified by this cautionary statement, which is provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.